EXHIBIT 1.3



  Number                Smart Truck Systems, Inc..                       Shares
------------                                                       -------------
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
           50,000,000 SHARES COMMON STOCK AUTHORIZED,$0.001 PAR VALUE
-----------                                                        -------------

                                                             See reverse for
                                                         certificate definitions
                                                         -----------------------
This Certifies That                                      |CUSIP 831702105    |
                                                         -----------------------

Is The Owner Of


      FULLY PAID AND NON-ASSESSBLE SHARES OF COMMON STOCK, $.001 PAR VALUE

                            Smart Truck Systems, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are subject to all provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents. This certificate is not valid until conuntersigned by the Transfer Agent and Registrar

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.



Dated:

                       Countersigned:
                       CORPORATE STOCK TRANSFER, INC.
                       3200 Cherry Creek Drive South Suite 430, Denver, CO 80209

                       By:  ________________________
                            Transfer Agent and Registrar Authorized Officer

                          -----------------------------
                          | Smart Truck Systems, Inc.  |
                          |      CORPORATE SEAL       |
                          |                           |
                          |         NEVADA            |
                          -----------------------------

/s/ROBERT L. CASHMAN                             /s/
President                                        SECRETARY

                                                     Smart Truck Systems, Inc.
                                                  Corporate Stock Transfer, Inc.
                                                     Transfer Fee: As Required

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT -      Custodian for
                                                     ------              -------
TEN ENT - as tenants by the entireties               (Cust)              (Minor)
                                                   under Uniform Gifts to Minors
JT TEN - as joint tenants with right of
         survivorship and not as tenants           Act of ______________________
         in common                                              (State)


     Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         INDENTIFYING NUMBER OF ASSIGNEE


                Please print or type name and address of assignee
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________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated: ___________  20 _________

SIGNATURE GUARANTEED:                 X_______________________________________

                                      X _______________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Bank, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.